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                                                                 EXHIBIT 10.1.17


                               SECURITY AGREEMENT
                                     (Stock)

        This Security Agreement (the "Agreement") is made between Leon Hatcher, as pledgor ("Pledgor"), and Silenus Limited ("Secured
Party").

        For good and valuable consideration, receipt of which is hereby acknowledged, Pledgor and Secured Party hereby agree as follows:

        1. Grant of Security Interest. Pledgor hereby grants to Secured Party a security interest in Four Hundred Thousand (400,000) shares of common stock of Newriders, Inc., a Nevada corporation, evidenced by certificate no. 110247 (only 400,000 shares of the 500,000 shares represented by certificate no. 110247 are hereby being pledged) issued in the name of Leon Hatcher, and in all proceeds thereof, including, without limitation: (a) any and all shares issued in replacement thereof; (b) any and all shares issued as a stock dividend or issued in connection with any increase or decrease of capital, reclassification, reorganization, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; (c) any and all options, warrants, or rights, whether as an addition to, or in substitution or exchange for any of said stock or otherwise; and (d) any and all dividends or distributions, whether payable in cash or in property (the "Collateral").

        Pledgor and Secured Party acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Pledgor.

        2. Debts Secured. The security interest granted by this Agreement shall secure the following obligation, which is a full recourse obligation to the
Borrower: Convertible debentures of Newriders, Inc. issued pursuant to Rule 506 of Regulation D, in favor of Secured Party dated May ___, 1998, in the principal amount of not more than One Million Five Hundred Thousand Dollars ($1,500,000) (the "Loan Agreement"), any and all renewals, extensions, replacements, modifications and amendments thereof (including any which increase the original principal amount).

        3. Perfection and Enforcement of Assignment and Security Interest. Pledgor agrees to deliver any and all stock certificates, or similar instruments evidencing the Collateral, to Secured Party or an escrow agent to be designated by Pledgor and Secured Party, at the time of execution of this Agreement. Pledgor agrees to give good faith, diligent cooperation to Secured Party and to perform such other acts as reasonably requested by Secured Party for perfection and enforcement of said assignment and security interest. Pledgor will promptly deliver to Secured Party all written notices, dividends, stock certificates, or other documents constituting or relating to the Collateral, which are received in the future and will promptly give Secured Party written

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notice of any other notices which are received in the future by Pledgor with respect to the Collateral.

        4. No Transfer of Ownership Prior to Default. Pledgor does hereby make, constitute and appoint Secured Party and its designees, as Pledgor's true and lawful attorney in fact, with full power of substitution, to transfer the Collateral on the books of the issuing corporation, or any transfer agent, to the name of Secured Party or such other name as designated by Secured Party. Such power may be exercised in the sole discretion of Secured Party, but only upon a default.

        Pledgor agrees to give full cooperation and to use its best efforts to cause any issuer, transfer agent, or registrar of the Collateral to take all such actions and to execute all such documents as may be necessary or appropriate to effect any sale, transfer or other disposition of the Collateral, upon Pledgor's default.

        Pledgor agrees to pay any and all expenses and out of pocket costs, including, reasonable attorneys fees and legal expenses, incurred by Secured Party in connection with this Section and the payment thereof shall be secured by the Collateral.

        5. Voting Rights. Except as otherwise provided herein and so long as no event of default hereunder has occurred, Pledgor shall have the right, where applicable, to vote said stock constituting Collateral on all corporate questions, or otherwise exercise such similar rights as may arise from the Collateral. Upon the occurrence of an event of default hereunder, such right shall, at the option of Secured Party, terminate whereupon Secured Party may exercise all such rights.

        6. Exercise of Options. In the event that during the term of this Agreement subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights and options shall constitute part of the Collateral. Secured Party may elect (without any duty to do so) to exercise such warrants, rights and options on behalf of Pledgor. Payment of all costs and expenses incurred by Secured Party in such exercise, including sums paid to exercise such options or warrants and reasonable attorneys fees and legal expenses, shall be payable by Pledgor and the payment thereof shall be secured by the Collateral. If Secured Party elects not to exercise such warrants, rights and options on behalf of Pledgor, Pledgor may elect to exercise such warrants, rights and options at Pledgor's cost and expense. All new shares of stock or other interests so acquired shall be subject to and held under the terms hereof as Collateral.

        7. Duty of Secured Party. Beyond the exercise of reasonable care to assure safe custody of the certificates evidencing the Collateral while held hereunder, Secured Party shall have no duty


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or liability to preserve rights pertaining to the Collateral and shall be relieved of all responsibility for the Collateral upon surrendering the certificates or tendering surrender of the certificates to Pledgor or the agreed upon escrow agent, as the case may be.

        8. Representations and Warranties Concerning Collateral. Pledgor represents and warrants that:

               a. Pledgor is the sole owner of the Collateral.

               b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except for current taxes and assessments which are not delinquent and the security interest created by this Agreement.

               c. Pledgor's attorney shall file a financing statement in favor of Secured Party placing Secured Party in a first lien position concerning the 400,000 shares of Newriders, Inc. common stock in the event of a default by Pledgor under the terms of this Agreement or a default by Newriders, Inc. pursuant to Debenture(s) issued to or the Subscription Agreement signed with Secured Party.

        9.     Covenants Concerning Collateral. Pledgor covenants that:

               a. Pledgor will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except those for current taxes and assessments which are not delinquent and those arising from this Agreement.

               b. Pledgor agrees to promptly execute and deliver any UCC Financing Statements reasonably requested by Secured Party for perfection or enforcement of this Agreement and the security interests created hereby, and to give good faith, diligent cooperation to Secured Party and to perform such other acts reasonably requested by Secured Party for perfection and enforcement of said security interests.

        10. Right to Perform for Pledgor. Secured Party may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Pledgor, pay filing, recording, insurance and other charges payable by Pledgor, or provide insurance as provided herein if Pledgor fails to do so. Any such payments advanced by Secured Party shall be repaid by Pledgor upon demand, together with interest thereon from the date of advance until repaid at the rate of ten percent (10%) per annum.

        11. Possession of Collateral. All Collateral shall be held by Secured Party or an escrow agent to be agreed upon by Pledgor and Secured Party who shall act as Secured Party's agent for the

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purpose of perfecting Secured Party's security interest in the Collateral.

        12. Default. Time is of the essence of this Agreement. The occurrence of any of the following events shall constitute a default under this Agreement:

               a. Any representation or warranty made by or on behalf of Pledgor in this Agreement is materially false or materially misleading when made;

               b. Pledgor fails in the payment or performance of any obligation, covenant, agreement or liability created by or contemplated by this Agreement or secured by this Agreement;

               c. Any default in the payment or performance of any amounts, obligation, covenant, agreement or liability under the convertible debentures referred to in Paragraph 2 of this Agreement; or

               d. Any default under the terms of the convertible debentures or Subscription Agreement between Secured Party and Newriders, Inc.

        No course of dealing or any delay or failure to assert any default shall constitute a waiver of that default or of any prior or subsequent default.

        13. Remedies. Upon the occurrence of any default under this Agreement, Secured Party shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan Agreement:

               a. Secured Party shall have all the rights and remedies available under the Uniform Commercial Code;

               b. If Pledgor fails to cure any default within fifteen (15) days after Pledgor's receipt of written notice of default from Secured Party, Secured Party may sell, assign, deliver or otherwise dispose of any or all of the Collateral for cash and/or credit and upon such terms and at such place or places, and at such time or times, and to such persons, firms, companies or corporation as Secured Party reasonably believes expedient, without any advertisement whatsoever, and, after deducting the reasonable costs and out-of-pocket expenses incurred by Secured Party, including, without limitation,
(1) reasonable attorneys fees and legal expenses, (2) advertising of sale of the Collateral, (3) sale commissions, (4) sales tax, and (5) costs for preservation and protection of the Collateral, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Agreement.


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        The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Secured Party might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Secured Party may deem expedient. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

        In the event of breach or default under the terms of this Agreement by Pledgor, Pledgor agrees to pay all reasonable attorneys fees and legal expenses incurred by or on behalf of Secured Party in enforcement of this Agreement, in exercising any remedy arising from such breach or default, or otherwise related to such breach or default. Pledgor additionally agrees to pay all reasonable costs and out-of-pocket expenses, including, without limitation, (1) reasonable attorneys fees and legal expenses, (2) advertising of sale of the Collateral,
(3) sale commissions, (4) sales tax, and (5) costs for preservation and protection of the Collateral, incurred by Secured Party in obtaining possession of Collateral, preparation for sale, sale or other disposition, and otherwise incurred in foreclosing upon the Collateral. Any and all such costs and out-of-pocket expenses shall be payable by Pledgor upon demand, together with interest thereon at ten percent (10.0%) per annum.

        Regardless of any breach or default, Pledgor agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Secured Party in any bankruptcy proceedings of any type involving Pledgor, the Collateral, or this Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

        14. Notices. All notices or demands by any party hereto shall be in writing and may be sent by regular mail. Notices shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed to Pledgor or Secured Party at the mailing addresses stated below or to such other addresses as Pledgor or Secured Party may from time to time specify in writing. Any notice otherwise delivered shall be deemed to be given when actually received by the addressee.

        If to Pledgor to:

               Leon Hatcher
               8117 North Fowler
               Clovis, California  93611


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        with a copy to:

               Robert N. Wilkinson, Esq.
               10 E. South Temple Street, Suite 900
               Salt Lake City, Utah  84133

        If to Secured Party to:

               SILENUS LIMITED

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        with a copy to the escrow agent:

               Joseph B. LaRocco, Esq.
               1055 Washington Boulevard
               Stamford, Connecticut  06901

        15. Indemnification. Pledgor agrees to indemnify Secured Party for any and all claims and liabilities, and for damages which may be awarded against Secured Party and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance of this Agreement, excluding any claims and liabilities based upon breach or default by Secured Party under this Agreement or upon the negligence or misconduct of Secured Party. Secured Party shall have sole and complete control of the defense of any such claims, and is hereby given the authority to settle or otherwise compromise any such claims as Secured Party in good faith determines shall be in its best interests.

        16. General. This Agreement is made for the sole and exclusive benefit of Pledgor and Secured Party and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

        In recognition of Secured Party's right to have all its attorneys fees and expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of the obligations secured by the Collateral, Secured Party shall not be required to release, reconvey, or terminate any security interest in the Collateral unless and until Pledgor and all Guarantors have executed and delivered to Secured Party general releases in form and substance satisfactory to Secured Party.


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        Secured Party and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Pledgor or any Guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Agreement or the Collateral.

        If the incurring of any debt by Pledgor or the payment of any money or transfer of property to Secured Party by or on behalf of Pledgor or any Guarantor should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Secured Party is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Secured Party's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Secured Party related thereto, the liability of Pledgor and Guarantor, and each of them, and this Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

        This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        All references in this Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

        All agreements, representations, warranties and covenants made by Pledgor shall survive the execution and delivery of this Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Secured Party contemplated by this Agreement is outstanding and unpaid, notwithstanding any termination of this Agreement. All agreements, representations, warranties and covenants in this Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.


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        This Agreement constitutes the entire agreement between Pledgor and
Secured Party as to the subject matter hereof and may not be altered or amended except by written agreement signed by Pledgor and Secured Party. All other prior and contemporaneous understandings between the parties hereto as to the subject matter hereof are rescinded.


        Dated: May ___, 1998.

Secured Party:                                     Pledgor:

SILENUS LIMITED


By:___________________________                     ____________________________
Its:__________________________                     Leon Hatcher

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